GLOBE MEDICAL TECH, INC.
              1766 W. SAM HOUSTON PKWY N. HOUSTON, TX 77043, U.S.A.
                     TEL: (713) 365-9595 FAX: (713) 365-9935
                              WWW.GLOBEMEDTECH.COM


                     Manufacturing and Development Agreement
                             (See Addendum Attached)
                                                        November 13, 2003

This Purchasing Agreement is for Development and manufacturing of Maxxon 3cc safety syringe design with locking mechanism with the following terms and conditions:

Globe's responsibilities include making production mold, product development assistance and validation of the initial assembly process, all product testing, test data and prototype product samples for submission to the FDA in connection with the planned 510(k) submission. Globe will produce 10,000,000 (10 Million) pcs Maxxon safety syringes package and sterilized using multi cavity production mold as listed below:

         Cylinder:         24 cavities
         Seat:             32 cavities
         Piston:           24 cavities
         Stopper:          26 cavities
         Plunger:          12 cavities ( two molds, total 24 cavities)
         Rear Stop:        28 cavities

Total cost for above project                         $1.4 million

*After the first 10,000,000 pcs Maxxon safety syringe production, the syringe price shall be: $0.10 per syringe packaged and sterilized with minimum order of one million pcs.

*The production capacity:  Two million syringes per month

*Material:   Rubber parts are made of thermal plastic rubber
Other parts are made of PP

*Estimated Mold Making Schedule:
Six to eight weeks for making production molds

November 13, 2003
Globe & Maxxon Purchasing Agreement cont'd

*Payment Terms:
50% due at the purchase order signed.
25% due after FDA approval of the syringe
25% due after receiving the safety syringes

Note:   1.  The price is based on FOB West Coast, USA
        2.  This price is based on full container shipment.
        3.  The price is valid for three months.



Signed and agreed:

Maxxon, Inc.

Signed by:/s/ Gifford Mabie           date signed: November 13, 2003
          ---------------------------              -----------------
          Mr. Gifford Mabie  / President & CEO
          Maxxon, Inc.
          9202 South Toledo Ave
          Tulsa, OK 74137
          Telephone: (918) 492-8438   Fax: 918-492-2560


Globe Medical Tech, Inc.

Signed by:/s/ Andy Hu                 date signed: November 13, 2003
          ---------------------------              -----------------
          Andy Hu  / President & CEO
          Globe Medical Tech, Inc.
          1766 West Sam Houston Parkway N.
          Houston, TX 77043


END - Page 2 of 2

                        ADDENDUM TO PURCHASING AGREEMENT
                            DATED: NOVEMBER 13, 2003





By this addendum, the parties to the Purchasing Agreement signed between Globe Medical Tech, Inc. and Maxxon, Inc. on November 13, 2003 do hereby agree to change the title of the agreement from "Purchasing Agreement" to "Manufacturing and Development Agreement".


Signed and Agreed to by:

Maxxon, Inc.



BY: /s/ Gifford Mabie                Date signed: November 17, 2003
    -------------------------------               -----------------

    Gifford Mabie
    President and CEO
    Maxxon, Inc.
    9202 South Toledo Ave
    Tulsa, OK 74137


Globe Medical Tech, Inc.



BY: /s/ Andy Hu                      Date signed: November 17, 2003
    -------------------------------               -----------------

    Andy Hu
    Presidnt and CEO
    Globe Medical Tech, Inc.
    1766 West Sam Houston Parkway N.
    Houston, Texas 77043